Exhibit 99.1

Subscription Agreement

Hanmi Financial Corporation
3660 Wilshire Boulevard
Penthouse A
Los Angeles, California 90010

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with Hanmi Financial Corporation, a Delaware corporation (the “Company”), as follows:

1. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Investor will purchase from the Company and the Company will issue and sell to the Investor (i) such number of shares (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”), as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $1.20 per Share.

2. The closing is expected to occur on or about July   , 2010 (the “Closing”), subject to the satisfaction of certain closing conditions set forth in the Placement Agency Agreement dated as of June          , 2010 (the “Placement Agency Agreement”) entered into by and between the Company and Cappello Capital Corp., the placement agent (the “Placement Agent”) for the Offering (as defined below).

3. The offering and sale of the Shares (the “Offering”) is being made pursuant to (i) an effective registration statement (the “Registration Statement”) on Form S-3 (File No. 333-163206), including the prospectus contained therein (the “Base Prospectus”), filed with the Securities and Exchange Commission (the “Commission”) on November 19, 2009, (ii) if applicable, a preliminary prospectus related to the Offering (together with the Base Prospectus, the “Statutory Prospectus”), (iii) a final prospectus supplement (the “Prospectus Supplement”) containing certain supplemental information regarding the Shares and terms of the Offering. The Statutory Prospectus has been delivered to the Investor on or prior to the date hereof and will be filed with the Commission in accordance with applicable securities laws. The Statutory Prospectus, together with the documents incorporated by reference therein and the pricing information contained in this Subscription Agreement are collectively referred to herein as the “Disclosure Package.”

4. The Company’s obligation to issue and sell the Shares to the Investor shall be subject to (a) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page, (b) the accuracy of the representations and warranties made by the Investor herein, (c) the fulfillment of those undertakings herein of the Investor to be fulfilled prior to the Closing Date, and (d) the receipt by the Placement Agent of the New Account Form, attached as Appendix A (the “New Account Form”), completed to the satisfaction of the Placement Agent. The Investor’s obligation to purchase the Shares shall be subject to the condition that the Placement Agent shall not have (i) terminated the Placement Agency Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agency Agreement have not been satisfied.

5. In consultation with the Placement Agent, the Company shall promptly issue a press release and file a Current Report on Form 8-K, together disclosing all material aspects of the transactions contemplated hereby, after the Closing. The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by applicable laws, rules and regulations.

6. The Investor represents that (i) it has had full access to the Disclosure Package prior to or in connection with its receipt of this Subscription Agreement and is relying only on such information and documents in making its decision to purchase the Shares, (ii) it is acquiring the Shares for its own account, or an account over which it has investment discretion, and does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Shares, and (iii) the information set forth in the New Account Form is true and accurate and does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

7. The Investor has full right, power, authority and capacity to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Subscription Agreement, and (b) this Subscription Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

8. The Investor agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock in any Short Sales (as defined below) if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act of 1934, as amended (the “Exchange Act”), whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

9. The Investor represents that, except as set forth on the signature page, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, FINRA member or an Associated Person (as such term is defined under FINRA Membership and Registration Rules Section 1011(b)) as of the date hereof, and (iii) neither it nor any of its affiliates nor any group of investors of which it is a member or of which it has agreed to act in concert, acquired, or obtained the right to acquire, or shall own or control following consummation of the transactions contemplated hereby, 4.9% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

10. The Placement Agency Agreement contains representations and warranties of the Company, all of which may be relied upon by the Investor, which shall be a third party beneficiary thereof.

11. This Subscription Agreement will involve no obligation or commitment of any kind until this Subscription Agreement is accepted and countersigned by or on behalf of the Company. The Investor acknowledges and agrees that the Investor’s receipt of the Company’s counterpart to this Subscription Agreement shall constitute written confirmation of the Company’s sale of Shares to such Investor.

12. All covenants, agreements, representations and warranties herein will survive the execution of this Subscription Agreement, the delivery of the Shares being purchased and the payment therefor.

13. This Subscription Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. This Subscription Agreement will be governed by the internal laws of the State of California, without giving effect to the principles of conflicts of law. This Subscription Agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and signatures may be delivered by facsimile or by e-mail delivery of a “.pdf” format data file. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Placement Agency Agreement.

[Signature page follows]

INVESTOR SIGNATURE PAGE

Number of Shares:

Purchase Price Per Share:  $1.20

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of:   , 2010

NAME OF INVESTOR:

By:
Name:
Title:

Exact name in which Shares are to be registered:

Taxpayer Identification Number:

DWAC Instructions for the Shares:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

DTC Participant Number

Name of Account at DTC Participant being credited with the Shares

Account Number at DTC Participant being credited with the Shares

Person to contact to initiate DWAC at closing:

Name:
Tel:
Email:

EXCEPTIONS TO SECTION 9:
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Agreed and Accepted this   day of  , 2010:

HANMI FINANCIAL CORPORATION

By:
Name:
Title: